UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

March 31, 2015

COLUMBIA PACIFIC/ASIA FUND

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA PACIFIC/ASIA FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	35
Federal Income Tax Information	36
Trustees and Officers	37
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA PACIFIC/ASIA FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Pacific/Asia Fund (the Fund) Class A shares returned 12.17% excluding sales charges for the 12-month period that ended March 31, 2015.

■  During the same time period, the Fund outperformed both the MSCI All Country (AC) Asia Pacific Index (Net), which returned 8.60%, and the broader MSCI EAFE Index (Net), which returned -0.92%.

■  Security selection, sector allocations and country weights all contributed to the Fund's outperformance relative to the MSCI AC Asia Pacific Index (Net), with the biggest boosts coming from the health care, industrials and financials sectors and from positions in India, Japan and the Philippines.

Average Annual Total Returns (%) (for period ended March 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A*	03/31/08
Excluding sales charges		12.17	7.18	6.20
Including sales charges		5.77	5.91	5.57
Class C*	03/31/08
Excluding sales charges		11.36	6.41	5.43
Including sales charges		10.36	6.41	5.43
Class I*	09/27/10	12.72	7.59	6.58
Class R4*	03/19/13	12.42	7.41	6.49
Class W*	06/18/12	12.27	7.17	6.26
Class Z	12/31/92	12.51	7.42	6.49
MSCI AC Asia Pacific Index (Net)		8.60	5.81	6.27
MSCI EAFE Index (Net)		-0.92	6.16	4.95

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The MSCI AC Asia Pacific Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance in 13 developed and emerging markets in the Asia Pacific region.

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI AC Asia Pacific Index (Net) and the MSCI EAFE Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

COLUMBIA PACIFIC/ASIA FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 1, 2005 – March 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Pacific/Asia Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
3

COLUMBIA PACIFIC/ASIA FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Daisuke Nomoto, CMA (SAAJ)

Jasmine Huang, CFA, CPA (U.S. and China), CFM

Christine Seng, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

For the 12-month period that ended March 31, 2015, the Fund's Class A shares returned 12.17% excluding sales charges. The Fund outperformed the MSCI AC Asia Pacific Index (Net), which returned 8.60%, and the broader MSCI EAFE Index (Net), which returned -0.92% over the same time period. Strong security selection as well as favorable country and sector allocations helped push the Fund ahead of the MSCI AC Asia Pacific Index (Net).

A Favorable Environment for Asia-Pacific Markets

Stock markets in the Asia-Pacific region generated strong returns compared to other parts of the world for the 12-month period ended March 31, 2015. A dramatic fall in oil prices provided a boost to countries, such as India, that depend on energy imports, while weaker currencies relative to the U.S. dollar helped drive gains in export-driven economies, including Japan. Other tailwinds included fledgling indications of improving growth in Japan, which represents roughly 40% of the MSCI AC Asia Pacific Index (Net).

Central bank moves also were supportive of equity markets in the region. In October 2014, the Bank of Japan expanded its quantitative and qualitative easing program by stepping up purchases of Japanese government bonds, exchange-traded funds and real estate investment trusts. China's central bank cut interest rates in November, its first such move in more than two years. On the political front, elections of pro-business leaders in Japan and India helped fuel additional gains in those markets. Finally, the launch of the Shanghai-Hong Kong Stock Connect, which allows investors in Hong Kong and mainland China to trade shares listed on the other market, contributed to the strong performance of "A" shares listed on the China domestic stock exchange.

Strong Security Selection Across Sectors and Countries

Stock selection was positive in most sectors, with gains from the health care, industrials, financials and consumer discretionary sectors boosting performance relative to the MSCI AC Asia Pacific Index (Net). An overweight in the top-performing health care sector further bolstered performance. Security selection was positive in 11 of the 14 countries in which the Fund invested, with investment choices in India, the Philippines and Japan accounting for the most sizable relative gains. Underexposure to some of the weaker-performing segments in the MSCI AC Asia Pacific Index (Net), including energy and South Korea, also aided results.

Technology company Alps Electric was one of the Fund's top individual performers. Shares of this Japanese electronics component manufacturer rose sharply, driven by strong demand for its high-end camera modules used in mobile phones. Another winner was Motherson Sumi Systems, an Indian automobile parts manufacturer. Its shares posted a steep gain, as growing demand for autos fueled healthy revenue growth and higher profits. In health care, India-based global pharmaceuticals company Lupin was a standout, benefiting from new product approvals, a promising drug pipeline, inroads in overseas markets and fast growth in the generic pharmaceutical segment in the United States and Japan. Elsewhere, winners included Japan-based commercial kitchen equipment company

Annual Report 2015
4

COLUMBIA PACIFIC/ASIA FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Hoshizaki Electric, which gained from consistently strong earnings results on the back of a competitive product lineup. In financials, shares of GT Capital Holdings, an investment holding company in the Philippines, climbed as sustained improvements in its loan book, expanded capacity in its electricity generation business and strong demand in its automotive dealer division bolstered the company's bottom line. Of these, only Motherson Sumi was included in the benchmark.

Few Disappointments

Stock selection in Hong Kong and Taiwan trimmed performance. In the consumer discretionary sector, shares of Hong Kong-listed Sands China, a casino operator in Macau, tumbled as the Chinese government's anti-corruption campaign slowed gambling and tourist traffic to the island. In industrials, Comsys Holdings, a Japanese sub-contractor focused on the telecommunications industry, saw its stock pull back due to concern over a decline in telecom expenditures. Finally, an investment in Taiwan-based technology company Tong Hsing Electronic Industries hampered performance. Shares of Tong Hsing, which makes ceramic substrates used in semiconductors and LED lighting, declined as the company took longer than expected to work down its LED lighting inventories. We sold Comsys and Tong Hsing before the period's end.

Looking Ahead

We remain optimistic about the outlook for Asia-Pacific equity markets, despite their strong recent performance. While valuations have risen, we believe that they have not reached levels that raise concerns about their potential for further gains. In our view, monetary policy remains supportive, with low prevailing interest rates pushing investors toward equities. That said, we recognize that there are risks, including the potential for a market upheaval once the Federal Reserve starts raising a key short-term interest rate.

At this time, we continue to believe Asia-Pacific equities offer opportunities for multi-decade growth. We currently expect the equity market in Japan to benefit from improved corporate governance and a pickup in economic growth, driven by lower oil prices, a weak yen and reflationary monetary policies. The region has approximately 600 million people (more than 1.8 billion, if India is included), and the growing number of middle-class wage earners plays a significant role for consumption growth. By contrast, we believe that China may face slower growth, as policymakers there try to lower debt levels and clamp down on corruption.

Going forward, we plan to maintain our bottom-up focus on undervalued companies with sustainable free cash flow and management teams focused on improving shareholder value. At period end, the Fund had its biggest stake and roughly 40% of its assets in Japan, and overweights in India, China and the Philippines. From a sector perspective, the Fund had its largest concentration and about 29% of assets in financials, with overweights in health care and information technology.

Top Ten Holdings (%) (at March 31, 2015)
Samsung Electronics Co., Ltd. (South Korea)	3.0
Toyota Motor Corp. (Japan)	3.0
WisdomTree Japan Hedged Equity Fund (Japan)	2.6
Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	2.2
KDDI Corp. (Japan)	2.1
Astellas Pharma, Inc. (Japan)	2.0
Tencent Holdings Ltd. (China)	1.9
Central Japan Railway Co. (Japan)	1.8
Industrial & Commercial Bank of China Ltd., Class H (China)	1.8
CK Hutchison Holdings Ltd. (Hong Kong)	1.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at March 31, 2015)
Common Stocks	97.0
Consumer Discretionary	10.6
Consumer Staples	2.7
Energy	1.0
Financials	29.2
Health Care	8.7
Industrials	12.7
Information Technology	18.0
Materials	3.8
Telecommunication Services	7.1
Utilities	3.2
Exchange-Traded Funds	2.6
Money Market Funds	0.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2015
5

COLUMBIA PACIFIC/ASIA FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Country Breakdown (%) (at March 31, 2015)
Australia	10.6
China	16.4
Hong Kong	4.5
India	7.2
Indonesia	2.2
Japan	41.5
Malaysia	0.6
Philippines	4.0
Singapore	2.4
South Korea	4.4
Taiwan	4.4
Thailand	1.4
United States(a)	0.4
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Concentration in the Asia Pacific region, where issuers tend to be less developed than U.S. issuers, presents increased risk of loss than a Fund that does not concentrate its investments. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector that may be negatively affected by similar market or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Funds' prospectus for more information on these and other risks.

Annual Report 2015
6

COLUMBIA PACIFIC/ASIA FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

October 1, 2014 – March 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,082.90	1,017.50	7.74	7.49	1.49
Class C	1,000.00	1,000.00	1,078.30	1,013.81	11.55	11.20	2.23
Class I	1,000.00	1,000.00	1,084.90	1,019.75	5.41	5.24	1.04
Class R4	1,000.00	1,000.00	1,082.60	1,018.65	6.54	6.34	1.26
Class W	1,000.00	1,000.00	1,082.60	1,017.40	7.84	7.59	1.51
Class Z	1,000.00	1,000.00	1,083.40	1,018.80	6.39	6.19	1.23

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015
7

COLUMBIA PACIFIC/ASIA FUND

PORTFOLIO OF INVESTMENTS

March 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 95.9%

Issuer	Shares	Value ($)
AUSTRALIA 10.5%
Amcor Ltd.	274,876	2,928,792
Australia and New Zealand Banking Group Ltd.	103,881	2,889,989
BHP Billiton Ltd.	132,875	3,088,551
Commonwealth Bank of Australia	63,492	4,503,529
CSL Ltd.	22,397	1,566,947
Macquarie Group Ltd.	69,166	4,020,372
Scentre Group	342,653	973,421
Telstra Corp., Ltd.	900,206	4,321,401
Westpac Banking Corp.	102,210	3,055,166
Total		27,348,168
CHINA 16.3%
Baidu, Inc., ADR(a)	7,453	1,553,205
China Biologic Products, Inc.(a)	25,785	2,462,725
China Mobile Ltd.	316,500	4,124,753
Chongqing Changan Automobile Co., Ltd., Class B(b)(c)	465,200	1,351,319
CNOOC Ltd.	1,866,000	2,633,533
CSPC Pharmaceutical Group Ltd.	1,232,000	1,042,472
Daqin Railway Co., Ltd., Class A	981,800	1,746,766
Guangdong Investment Ltd.	2,376,000	3,115,815
Haitong Securities Co., Ltd., Class H	615,200	1,501,200
Industrial & Commercial Bank of China Ltd., Class H	6,398,100	4,732,561
Luthai Textile Co., Ltd., Class B	1,011,720	1,472,039
Pax Global Technology Ltd.(a)	1,771,000	1,852,226
Ping An Insurance Group Co. of China Ltd., Class H	210,000	2,519,293
Tencent Holdings Ltd.	255,600	4,853,823
Vipshop Holdings Ltd., ADS(a)	59,896	1,763,338
WuXi PharmaTech (Cayman), Inc. ADR(a)	72,806	2,823,417
Zhuzhou CSR Times Electric Co., Ltd., Class H	425,000	2,795,620
Total		42,344,105
HONG KONG 4.4%
AIA Group Ltd.	439,000	2,756,255
CK Hutchison Holdings Ltd.	223,000	4,556,007
Hutchison Whampoa Ltd.	131,000	1,815,772
Jardine Matheson Holdings Ltd.	24,500	1,548,185

Common Stocks (continued)

Issuer	Shares	Value ($)
Sands China Ltd.	216,400	894,865
Total		11,571,084
INDIA 7.1%
Asian Paints Ltd.	150,625	1,954,119
Eicher Motors Ltd.	3,756	955,479
HCL Technologies Ltd.	175,822	2,746,640
HDFC Bank Ltd., ADR	55,185	3,249,845
Lupin Ltd.	92,359	2,967,013
Motherson Sumi Systems Ltd.	376,267	3,092,665
Tata Motors Ltd.	225,324	1,966,609
UPL Ltd.	240,098	1,696,282
Total		18,628,652
INDONESIA 2.1%
PT Bank Rakyat Indonesia Persero Tbk	3,087,700	3,131,901
PT Matahari Department Store Tbk	1,629,500	2,450,466
PT Mitra Keluarga Karyasehat Tbk(a)	9,100	15,486
Total		5,597,853
JAPAN 38.6%
Alps Electric Co., Ltd.	138,100	3,325,355
Aozora Bank Ltd.	762,000	2,700,955
Astellas Pharma, Inc.	308,800	5,059,657
Central Japan Railway Co.	26,200	4,734,855
CYBERDYNE, Inc.(a)	22,000	572,836
Daiichikosho Co., Ltd.	93,600	2,907,491
Daikin Industries Ltd.	43,000	2,874,724
FANUC Corp.	8,200	1,790,173
Fuji Heavy Industries Ltd.	92,900	3,083,930
Hoshizaki Electric Co., Ltd.	47,100	3,058,616
Hoya Corp.	96,200	3,851,303
Invincible Investment Corp.	2,335	1,195,625
Kao Corp.	24,400	1,218,391
KDDI Corp.	234,600	5,300,208
Kenedix Retail REIT Corp.(a)	290	672,923
Keyence Corp.	7,700	4,201,866
M3, Inc.	134,100	2,844,914
Mitsubishi UFJ Financial Group, Inc.	613,700	3,800,898
Mitsui Fudosan Co., Ltd.	34,000	998,513
Nakanishi, Inc.	24,100	940,477
Nidec Corp.	33,400	2,217,149

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA PACIFIC/ASIA FUND

PORTFOLIO OF INVESTMENTS (continued)

March 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Nihon M&A Center, Inc.	80,300	2,767,198
Nishi-Nippon City Bank Ltd. (The)	449,000	1,301,448
Omron Corp.	76,500	3,446,260
ORIX Corp.	320,890	4,508,867
PeptiDream, Inc.(a)	9,600	710,513
San-A Co., Ltd.	75,100	2,847,922
Seiko Epson Corp.	85,800	1,519,634
Shimano, Inc.	5,300	787,592
Shinmaywa Industries Ltd.	257,000	2,724,374
SoftBank Corp.	15,900	926,007
Sumitomo Mitsui Financial Group, Inc.	85,500	3,275,042
Sysmex Corp.	24,900	1,380,627
Tanseisha Co., Ltd.	116,300	832,591
Temp Holdings Co., Ltd.	50,200	1,732,090
Tokai Tokyo Financial Holdings, Inc.	401,900	3,095,983
Tokyo Gas Co., Ltd.	588,000	3,696,599
Toyota Motor Corp.	108,700	7,587,665
Total		100,491,271
MALAYSIA 0.6%
Tenaga Nasional Bhd	390,000	1,509,994
PHILIPPINES 3.9%
GT Capital Holdings, Inc.	135,115	4,045,209
Metropolitan Bank & Trust Co.	652,374	1,421,213
Robinsons Retail Holdings, Inc.	862,640	1,621,068
Universal Robina Corp.	259,220	1,309,384
Vista Land & Lifescapes, Inc.	9,216,950	1,771,277
Total		10,168,151
SINGAPORE 2.4%
DBS Group Holdings Ltd.	302,600	4,486,909
Frasers Centrepoint Ltd.	1,386,900	1,780,428
Total		6,267,337
SOUTH KOREA 4.3%
Samsung Electronics Co., Ltd.	5,989	7,766,256
SK Telecom Co., Ltd.	14,239	3,503,741
Total		11,269,997
TAIWAN 4.3%
Catcher Technology Co., Ltd.	144,000	1,505,984
Gigabyte Technology Co., Ltd.	1,725,000	2,133,868

Common Stocks (continued)

Issuer	Shares	Value ($)
Pegatron Corp.	687,000	1,853,557
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	243,890	5,726,537
Total		11,219,946
THAILAND 1.4%
Bangkok Expressway PCL, Foreign Registered Shares	969,700	1,161,128
Kasikornbank PCL, Foreign Registered Shares	335,800	2,373,214
Total		3,534,342
Total Common Stocks (Cost: $183,176,629)		249,950,900

Exchange-Traded Funds 2.5%

	Shares	Value ($)
JAPAN 2.5%
WisdomTree Japan Hedged Equity Fund	120,441	6,638,708
Total Exchange-Traded Funds (Cost: $6,380,872)		6,638,708

Rights —%

Issuer	Shares	Value ($)
PHILIPPINES —%
GT Capital Holdings, Inc. Rights(a)(b)(d)	135,115	—
Total Rights (Cost: $—)		—

Money Market Funds 0.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.123%(e)(f)	943,243	943,243
Total Money Market Funds (Cost: $943,243)		943,243
Total Investments (Cost: $190,500,744)		257,532,851
Other Assets & Liabilities, Net		3,074,057
Net Assets		260,606,908

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA PACIFIC/ASIA FUND

PORTFOLIO OF INVESTMENTS (continued)

March 31, 2015

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at March 31, 2015

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley & Co.	5/20/15	57,179,000 CNY	9,267,411 USD	—	(5,123)
Morgan Stanley & Co.	5/20/15	13,936,360,000 IDR	1,053,311 USD	3,388	—
Morgan Stanley & Co.	5/20/15	167,057,000 INR	2,633,390 USD	—	(27,026)
Morgan Stanley & Co.	5/20/15	118,877,000 PHP	2,646,062 USD	—	(9,281)
Morgan Stanley & Co.	5/20/15	17,277,000 THB	528,123 USD	—	(1,699)
Morgan Stanley & Co.	5/20/15	3,442,272 USD	4,399,000 AUD	—	(101,179)
Morgan Stanley & Co.	5/20/15	7,909,357 USD	8,757,311,000 KRW	—	(27,698)
Morgan Stanley & Co.	5/20/15	5,306,122	165,187,000 USDTWD	—	(16,583)
Total				3,388	(188,589)

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At March 31, 2015, the value of these securities amounted to $1,351,319, which represents 0.52% of net assets.

(c)  Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at March 31, 2015 was $1,351,319, which represents 0.52% of net assets. Information concerning such security holdings at March 31, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
Chongqing Changan Automobile Co., Ltd., Class B	12/19/2014	1,016,356

(d)  Negligible market value.

(e)  The rate shown is the seven-day current annualized yield at March 31, 2015.

(f)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended March 31, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,349,698	108,517,901	(108,924,356)	943,243	4,860	943,243

Abbreviation Legend

ADR  American Depositary Receipt

ADS  American Depositary Share

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA PACIFIC/ASIA FUND

PORTFOLIO OF INVESTMENTS (continued)

March 31, 2015

Currency Legend

AUD  Australian Dollar

CNY  China, Yuan Renminbi

IDR  Indonesian Rupiah

INR  Indian Rupee

KRW  Korean Won

PHP  Philippine Peso

THB  Thailand Baht

TWD  Taiwan Dollar

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA PACIFIC/ASIA FUND

PORTFOLIO OF INVESTMENTS (continued)

March 31, 2015

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at March 31, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	1,763,338	24,243,323	1,351,319		27,357,980
Consumer Staples	—	6,996,765	—		6,996,765
Energy	—	2,633,533	—		2,633,533
Financials	3,249,845	72,068,196	—		75,318,041
Health Care	5,286,142	17,100,943	—		22,387,085
Industrials	—	32,754,720	—		32,754,720
Information Technology	7,279,742	39,056,772	—		46,336,514
Materials	—	9,667,745	—		9,667,745
Telecommunication Services	—	18,176,109	—		18,176,109
Utilities	—	8,322,408	—		8,322,408
Exchange-Traded Funds	6,638,708	—	—		6,638,708
Rights
Financials	—	—	0	(a)	0	(a)
Total Equity Securities	24,217,775	231,020,514	1,351,319		256,589,608
Mutual Funds
Money Market Funds	943,243	—	—		943,243
Total Mutual Funds	943,243	—	—		943,243

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA PACIFIC/ASIA FUND

PORTFOLIO OF INVESTMENTS (continued)

March 31, 2015

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Securities	25,161,018	231,020,514	1,351,319	257,532,851
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	3,388	—	3,388
Liabilities
Forward Foreign Currency Exchange Contracts	—	(188,589)	—	(188,589)
Total	25,161,018	230,835,313	1,351,319	257,347,650

(a) Rounds to zero.

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.

Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, and the position of the security within the respective company's capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Certain rights classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the company assets or potential actions related to the respective company's restructuring. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA PACIFIC/ASIA FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $189,557,501)	$256,589,608
Affiliated issuers (identified cost $943,243)	943,243
Total investments (identified cost $190,500,744)	257,532,851
Cash	84,817
Unrealized appreciation on forward foreign currency exchange contracts	3,388
Receivable for:
Investments sold	2,522,756
Capital shares sold	97,642
Dividends	1,252,103
Reclaims	55,887
Prepaid expenses	871
Trustees' deferred compensation plan	20,190
Total assets	261,570,505
Liabilities
Foreign currency (cost $81,808)	81,681
Unrealized depreciation on forward foreign currency exchange contracts	188,589
Payable for:
Investments purchased	560,627
Capital shares purchased	39,612
Investment management fees	6,260
Distribution and/or service fees	26
Transfer agent fees	8,958
Administration fees	576
Compensation of board members	1,029
Chief compliance officer expenses	33
Other expenses	55,801
Trustees' deferred compensation plan	20,190
Other liabilities	215
Total liabilities	963,597
Net assets applicable to outstanding capital stock	$260,606,908
Represented by
Paid-in capital	$205,829,375
Excess of distributions over net investment income	(1,593,030)
Accumulated net realized loss	(10,467,321)
Unrealized appreciation (depreciation) on:
Investments	67,032,107
Foreign currency translations	(9,022)
Forward foreign currency exchange contracts	(185,201)
Total — representing net assets applicable to outstanding capital stock	$260,606,908

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA PACIFIC/ASIA FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2015

Class A
Net assets	$2,495,833
Shares outstanding	251,832
Net asset value per share	$9.91
Maximum offering price per share(a)	$10.51
Class C
Net assets	$368,323
Shares outstanding	37,474
Net asset value per share	$9.83
Class I
Net assets	$179,478,851
Shares outstanding	18,044,080
Net asset value per share	$9.95
Class R4
Net assets	$25,120
Shares outstanding	2,521
Net asset value per share	$9.96
Class W
Net assets	$2,731
Shares outstanding	276
Net asset value per share(b)	$9.91
Class Z
Net assets	$78,236,050
Shares outstanding	7,860,164
Net asset value per share	$9.95

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA PACIFIC/ASIA FUND

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$7,209,654
Dividends — affiliated issuers	4,860
Foreign taxes withheld	(499,066)
Total income	6,715,448
Expenses:
Investment management fees	2,337,343
Distribution and/or service fees
Class A	5,076
Class C	4,127
Class W	6
Transfer agent fees
Class A	3,765
Class C	771
Class R4	19
Class W	4
Class Z	142,741
Administration fees	214,928
Compensation of board members	25,384
Custodian fees	75,797
Printing and postage fees	25,352
Registration fees	67,388
Professional fees	48,504
Chief compliance officer expenses	131
Other	10,933
Total expenses	2,962,269
Expense reductions	(540)
Total net expenses	2,961,729
Net investment income	3,753,719
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	12,289,088
Foreign currency translations	(149,988)
Forward foreign currency exchange contracts	(618,837)
Net realized gain	11,520,263
Net change in unrealized appreciation (depreciation) on:
Investments	18,131,993
Foreign currency translations	(7,946)
Forward foreign currency exchange contracts	(524,664)
Net change in unrealized appreciation	17,599,383
Net realized and unrealized gain	29,119,646
Net increase in net assets resulting from operations	$32,873,365

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA PACIFIC/ASIA FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Operations
Net investment income	$3,753,719	$4,450,069
Net realized gain	11,520,263	14,754,585
Net change in unrealized appreciation (depreciation)	17,599,383	(10,866,018)
Net increase in net assets resulting from operations	32,873,365	8,338,636
Distributions to shareholders
Net investment income
Class A	(15,790)	(41,635)
Class C	(1,281)	(8,474)
Class I	(2,495,808)	(6,312,506)
Class R4	(178)	(64)
Class W	(23)	(67)
Class Z	(916,575)	(1,617,068)
Total distributions to shareholders	(3,429,655)	(7,979,814)
Decrease in net assets from capital stock activity	(39,789,913)	(39,945,441)
Total decrease in net assets	(10,346,203)	(39,586,619)
Net assets at beginning of year	270,953,111	310,539,730
Net assets at end of year	$260,606,908	$270,953,111
Excess of distributions over net investment income	$(1,593,030)	$(1,949,045)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA PACIFIC/ASIA FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended March 31, 2015		Year Ended March 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	350,646	3,326,346	229,464	2,112,675
Distributions reinvested	1,772	15,790	4,809	41,146
Redemptions	(307,679)	(2,918,278)	(354,645)	(3,126,969)
Net increase (decrease)	44,739	423,858	(120,372)	(973,148)
Class C shares
Subscriptions	13,286	123,405	12,006	106,788
Distributions reinvested	145	1,281	1,003	8,474
Redemptions	(38,563)	(362,350)	(8,104)	(72,163)
Net increase (decrease)	(25,132)	(237,664)	4,905	43,099
Class I shares
Subscriptions	471,328	4,344,150	1,738,160	15,420,392
Distributions reinvested	278,557	2,495,774	735,318	6,312,430
Redemptions	(4,329,372)	(41,302,736)	(9,435,174)	(84,664,229)
Net decrease	(3,579,487)	(34,462,812)	(6,961,696)	(62,931,407)
Class R4 shares
Subscriptions	3,018	28,580	—	—
Distributions reinvested	17	150	—	—
Redemptions	(798)	(7,790)	—	—
Net increase	2,237	20,940	—	—
Class W shares
Redemptions	(55)	(500)	—	—
Net decrease	(55)	(500)	—	—
Class Z shares
Subscriptions	2,786,665	26,300,397	3,785,196	33,589,323
Distributions reinvested	71,036	636,281	130,682	1,125,559
Redemptions	(3,382,900)	(32,470,413)	(1,221,543)	(10,798,867)
Net increase (decrease)	(525,199)	(5,533,735)	2,694,335	23,916,015
Total net decrease	(4,082,897)	(39,789,913)	(4,382,828)	(39,945,441)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA PACIFIC/ASIA FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended March 31,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$8.92		$8.93		$8.09		$8.56		$7.64
Income from investment operations:
Net investment income	0.10		0.11		0.13		0.13		0.08
Net realized and unrealized gain (loss)	0.98		0.08		0.88		(0.50	)(a)	0.98
Total from investment operations	1.08		0.19		1.01		(0.37)		1.06
Less distributions to shareholders:
Net investment income	(0.09)		(0.20)		(0.17)		(0.10)		(0.14)
Total distributions to shareholders	(0.09)		(0.20)		(0.17)		(0.10)		(0.14)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—
Net asset value, end of period	$9.91		$8.92		$8.93		$8.09		$8.56
Total return	12.17%		2.25%		12.74%		(4.28%)		14.26%
Ratios to average net assets(c)
Total gross expenses	1.48%		1.48%		1.53%		1.60%		1.88	%(d)
Total net expenses(e)	1.48	%(f)	1.48	%(f)	1.52	%(f)	1.60	%(f)	1.65	%(d)
Net investment income	1.03%		1.20%		1.56%		1.64%		1.01%
Supplemental data
Net assets, end of period (in thousands)	$2,496		$1,847		$2,924		$1,675		$1,394
Portfolio turnover	60%		88%		78%		94%		63%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA PACIFIC/ASIA FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$8.86		$8.87		$8.04		$8.47		$7.56
Income from investment operations:
Net investment income	0.03		0.03		0.07		0.07		0.00	(a)
Net realized and unrealized gain (loss)	0.97		0.09		0.87		(0.49	)(b)	1.00
Total from investment operations	1.00		0.12		0.94		(0.42)		1.00
Less distributions to shareholders:
Net investment income	(0.03)		(0.13)		(0.11)		(0.01)		(0.09)
Total distributions to shareholders	(0.03)		(0.13)		(0.11)		(0.01)		(0.09)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$9.83		$8.86		$8.87		$8.04		$8.47
Total return	11.36%		1.48%		11.88%		(4.91%)		13.46%
Ratios to average net assets(c)
Total gross expenses	2.23%		2.23%		2.28%		2.32%		2.69	%(d)
Total net expenses(e)	2.23	%(f)	2.23	%(f)	2.27	%(f)	2.32	%(f)	2.40	%(d)
Net investment income (loss)	0.33%		0.31%		0.93%		0.92%		(0.01%)
Supplemental data
Net assets, end of period (in thousands)	$368		$554		$512		$300		$97
Portfolio turnover	60%		88%		78%		94%		63%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA PACIFIC/ASIA FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class I	2015	2014	2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$8.95	$8.96	$8.12	$8.61		$7.89
Income from investment operations:
Net investment income	0.14	0.14	0.16	0.16		0.08
Net realized and unrealized gain (loss)	0.98	0.09	0.89	(0.49	)(b)	0.64
Total from investment operations	1.12	0.23	1.05	(0.33)		0.72
Less distributions to shareholders:
Net investment income	(0.12)	(0.24)	(0.21)	(0.16)		—
Total distributions to shareholders	(0.12)	(0.24)	(0.21)	(0.16)		—
Proceeds from regulatory settlements	—	—	—	0.00	(c)	—
Net asset value, end of period	$9.95	$8.95	$8.96	$8.12		$8.61
Total return	12.72%	2.70%	13.17%	(3.83%)		9.13%
Ratios to average net assets(d)
Total gross expenses	1.04%	1.05%	1.07%	1.17%		1.39	%(e)(f)
Total net expenses(g)	1.04%	1.05%	1.07%	1.17%		1.34	%(e)(f)
Net investment income	1.45%	1.49%	1.96%	1.99%		1.76	%(e)
Supplemental data
Net assets, end of period (in thousands)	$179,479	$193,467	$256,086	$259,769		$80,449
Portfolio turnover	60%	88%	78%	94%		63%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA PACIFIC/ASIA FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$8.96		$8.98		$8.81
Income from investment operations:
Net investment income	0.12		0.12		0.03
Net realized and unrealized gain	0.98		0.09		0.14
Total from investment operations	1.10		0.21		0.17
Less distributions to shareholders:
Net investment income	(0.10)		(0.23)		—
Total distributions to shareholders	(0.10)		(0.23)		—
Net asset value, end of period	$9.96		$8.96		$8.98
Total return	12.42%		2.41%		1.93%
Ratios to average net assets(b)
Total gross expenses	1.26%		1.25%		1.63	%(c)
Total net expenses(d)	1.26	%(e)	1.25	%(e)	1.14	%(c)
Net investment income	1.28%		1.29%		1.61	%(c)
Supplemental data
Net assets, end of period (in thousands)	$25		$3		$3
Portfolio turnover	60%		88%		78%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA PACIFIC/ASIA FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class W	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$8.91		$8.92		$7.55
Income from investment operations:
Net investment income	0.09		0.10		0.08
Net realized and unrealized gain	0.99		0.09		1.46
Total from investment operations	1.08		0.19		1.54
Less distributions to shareholders:
Net investment income	(0.08)		(0.20)		(0.17)
Total distributions to shareholders	(0.08)		(0.20)		(0.17)
Net asset value, end of period	$9.91		$8.91		$8.92
Total return	12.27%		2.25%		20.67%
Ratios to average net assets(b)
Total gross expenses	1.50%		1.47%		1.54	%(c)
Total net expenses(d)	1.50	%(e)	1.47	%(e)	1.54	%(c)(e)
Net investment income	1.00%		1.07%		1.31	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3		$3		$3
Portfolio turnover	60%		88%		78%

Notes to Financial Highlights

(a)  Based on operations from June 18, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA PACIFIC/ASIA FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$8.95		$8.96		$8.12		$8.61		$7.69
Income from investment operations:
Net investment income	0.12		0.11		0.12		0.14		0.09
Net realized and unrealized gain (loss)	0.99		0.10		0.91		(0.49	)(a)	0.99
Total from investment operations	1.11		0.21		1.03		(0.35)		1.08
Less distributions to shareholders:
Net investment income	(0.11)		(0.22)		(0.19)		(0.14)		(0.16)
Total distributions to shareholders	(0.11)		(0.22)		(0.19)		(0.14)		(0.16)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—
Net asset value, end of period	$9.95		$8.95		$8.96		$8.12		$8.61
Total return	12.51%		2.49%		12.97%		(4.04%)		14.44%
Ratios to average net assets(c)
Total gross expenses	1.23%		1.23%		1.28%		1.35%		1.66	%(d)
Total net expenses(e)	1.23	%(f)	1.23	%(f)	1.28	%(f)	1.35%		1.40	%(d)
Net investment income	1.28%		1.27%		1.47%		1.80%		1.22%
Supplemental data
Net assets, end of period (in thousands)	$78,236		$75,079		$51,013		$23,363		$19,154
Portfolio turnover	60%		88%		78%		94%		63%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA PACIFIC/ASIA FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2015

Note 1. Organization

Columbia Pacific/Asia Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R4, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds (ETFs) are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service

Annual Report 2015
25

COLUMBIA PACIFIC/ASIA FUND

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2015

to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across

Annual Report 2015
26

COLUMBIA PACIFIC/ASIA FUND

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2015

all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Annual Report 2015
27

COLUMBIA PACIFIC/ASIA FUND

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2015

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of March 31, 2015:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	3,388	—	3,388	3,388	—	—	—
				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(c)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount ($)(d)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	188,589	—	188,589	3,388	—	—	185,201

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(d) Represents the net amount due to counterparties in the event of default.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at March 31, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	3,388
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	188,589

The following table indicates the effect of derivative instruments (not considered to be hedging instruments

Annual Report 2015
28

COLUMBIA PACIFIC/ASIA FUND

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2015

for accounting disclosure purposes) in the Statement of Operations for the year ended March 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	(618,837)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	(524,664)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended March 31, 2015:

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	175,490	(220,825)

*Based on the ending quarterly outstanding amounts for the year ended March 31, 2015.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is

Annual Report 2015
29

COLUMBIA PACIFIC/ASIA FUND

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2015

unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.87% to 0.66% as the Fund's net assets increase. The effective investment management fee rate for the year ended March 31, 2015 was 0.87% of the Fund's average daily net assets.

Effective June 2, 2014, the Investment Manager entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial and is an SEC-registered investment adviser. Pursuant to this arrangement, certain employees of Threadneedle serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund's prospectus and Statement of Additional Information (SAI), may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to the Fund on behalf of the Investment Manager.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.06% as the Fund's net assets increase. The effective administration fee rate for the year ended March 31, 2015 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations.

The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees.

For the year ended March 31, 2015, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class C	0.19
Class R4	0.19
Class W	0.14
Class Z	0.19

Annual Report 2015
30

COLUMBIA PACIFIC/ASIA FUND

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2015

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended March 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $540.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.25% of the average daily net assets attributable to Class C and Class W shares, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $7,352 for Class A shares for the year ended March 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective August 1, 2014	Contractual Expense Cap Prior to August 1, 2014
Class A	1.68%	1.64%
Class C	2.43	2.39
Class I	1.30	1.24
Class R4	1.43	1.39
Class W	1.68	1.64
Class Z	1.43	1.39

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At March 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, passive foreign investment company (PFIC) holdings and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not

Annual Report 2015
31

COLUMBIA PACIFIC/ASIA FUND

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2015

require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$31,951
Accumulated net realized loss	(16,440)
Paid-in capital	(15,511)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended March 31,	2015	2014
Ordinary income	$3,429,655	$7,979,814

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At March 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$771,874
Undistributed long-term capital gains	624,471
Capital loss carryforwards	(10,567,071)
Net unrealized appreciation	64,001,901

At March 31, 2015, the cost of investments for federal income tax purposes was $193,530,950 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$66,666,181
Unrealized depreciation	(2,664,280)
Net unrealized appreciation	$64,001,901

The following capital loss carryforwards, determined at March 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	173,275
2018	9,603,381
2019	790,415
Total	10,567,071

For the year ended March 31, 2015, $10,809,834 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $159,090,835 and $200,853,150, respectively, for the year ended March 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At March 31, 2015, one unaffiliated shareholder of record owned 11.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 81.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%.

Annual Report 2015
32

COLUMBIA PACIFIC/ASIA FUND

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2015

Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended March 31, 2015.

Note 9. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Annual Report 2015
33

COLUMBIA PACIFIC/ASIA FUND

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2015

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
34

COLUMBIA PACIFIC/ASIA FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Pacific/Asia Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Pacific/Asia Fund (the "Fund", a series of Columbia Funds Series Trust I) at March 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
May 22, 2015

Annual Report 2015
35

COLUMBIA PACIFIC/ASIA FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended March 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Capital Gain Dividend	$655,695
Foreign Taxes Paid	$480,396
Foreign Taxes Paid Per Share	$0.02
Foreign Source Income	$6,782,646
Foreign Source Income Per Share	$0.26

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2015
36

COLUMBIA PACIFIC/ASIA FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Janet Langford Kelly (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			59	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	59

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

Annual Report 2015
37

COLUMBIA PACIFIC/ASIA FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	59

CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	59	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
38

COLUMBIA PACIFIC/ASIA FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2015
39

COLUMBIA PACIFIC/ASIA FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
40

COLUMBIA PACIFIC/ASIA FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
41

Columbia Pacific/Asia Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN209_03_E01_(05/15)

ANNUAL REPORT

March 31, 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 11th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2014. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2014 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of December 2014 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the "About Us" tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■  Fund and strategy names

■  Established investment teams, philosophies and processes

■  Account services, features, servicing phone numbers and mailing addresses

■  Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children's education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	19
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	35
Federal Income Tax Information	36
Trustees and Officers	37
Important Information About This Report	41

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Select Large Cap Growth Fund (the Fund) Class A shares returned 14.42% excluding sales charges for the 12-month period that ended March 31, 2015.

■  The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 16.09% for the same time period.

■  Stock selection in the consumer discretionary, information technology and industrials sectors generally accounted for the Fund's modest shortfall relative to the benchmark.

Average Annual Total Returns (%) (for period ended March 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A*	09/28/07
Excluding sales charges		14.42	16.62	10.95
Including sales charges		7.86	15.24	10.29
Class C*	09/28/07
Excluding sales charges		13.62	15.77	10.13
Including sales charges		12.66	15.77	10.13
Class I*	09/27/10	14.96	17.14	11.32
Class R	12/31/04	14.16	16.35	10.65
Class R4*	11/08/12	14.76	16.93	11.22
Class R5*	11/08/12	14.89	17.01	11.25
Class W*	09/27/10	14.41	16.62	10.93
Class Y*	11/08/12	14.91	17.04	11.27
Class Z	10/01/97	14.74	16.92	11.21
Russell 1000 Growth Index		16.09	15.63	9.36

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the applicable contingent deferred sales charge (CDSC) of 1.00% in the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 1, 2005 – March 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended March 31, 2015, the Fund's Class A shares returned 14.42% excluding sales charges. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 16.09% for the same time period. Stock selection in the consumer discretionary, information technology and industrials sectors generally accounted for the Fund's modest shortfall relative to the benchmark. An emphasis on health care stocks, combined with superior stock selection in biotechnology, benefited the Fund's relative results.

Stocks Climbed as U.S. Economy Strengthened

After a cold and difficult winter brought many parts of the United States to a standstill early in 2014, the pace of U.S. economic growth picked up and good news appeared in many sectors. The labor market added 261,000 new jobs monthly, on average, during the 12-month period ended March 31, 2015. Solid new job growth drove the unemployment rate down to 5.5%, and prospects for higher wages generally buoyed consumer confidence during the period. Manufacturing activity remained solid, as capacity utilization rose to a post-recovery high late in 2014. However, another stormy winter in the Northeast and Midwest nipped growth early in 2015. Manufacturing activity and consumer confidence slipped somewhat as harsh weather weighed on short-term expectations. The housing market's recovery was restrained by both periods of bad weather, tighter borrowing standards, rising prices, declining inventories and higher mortgage rates.

Investors responded favorably to the generally good economic news. However, concerns about increased global tensions, uncertainty about the Federal Reserve's (the Fed's) next move and sinking oil prices resulted in bouts of volatility that became more pronounced as the period wore on. The Fed spent 2014 winding down its monthly bond purchases, ending its program of quantitative easing in October, and suggested that it would raise short-term interest rates sometime in 2015. However, the timing of that move remained unclear at period end, especially as some weaker data appeared in the final months of the period. In this environment, mid- and large-company stocks were the strongest equity market performers, outperforming small-cap stocks by a solid margin. Growth stocks comfortably outperformed value stocks for the period.

Against this backdrop, the Fund's high growth-oriented portfolio came under pressure early in the period, as investors focused on the impact of bad winter weather on the U.S. economy and the general surprise of declining interest rates. Shares of companies with some of the highest growth rates were sold in favor of more value-oriented fare. As the year progressed, investors seemed to focus more on corporate earnings, which favored the high quality growth companies that the Fund invests in. The Fund outperformed its benchmark in the second half of the 12-month period but could not make up enough ground to overcome the early spring sell-off. Nevertheless, it delivered a solid double-digit return for the year.

Contributors and Detractors

The Fund's substantial positions in biotechnology names within the health care sector aided results and amplified gains. Within biotechnology, the

Portfolio Management

Thomas Galvin, CFA

Todd Herget

Richard Carter

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at March 31, 2015)
Amazon.com, Inc.	4.4
Priceline Group, Inc. (The)	4.3
Twitter, Inc.	4.2
Bristol-Myers Squibb Co.	4.1
salesforce.com, Inc.	4.0
LinkedIn Corp., Class A	3.8
Vertex Pharmaceuticals, Inc.	3.7
Illumina, Inc.	3.7
Facebook, Inc., Class A	3.7
Biogen, Inc.	3.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Portfolio Breakdown (%) (at March 31, 2015)
Common Stocks	98.4
Consumer Discretionary	19.4
Energy	5.7
Health Care	25.5
Industrials	2.1
Information Technology	43.3
Materials	2.4
Money Market Funds	1.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in a limited number of companies or sectors, subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for more information on these and other risks.

Fund benefited from investments in Pharmacyclics, which is focused on the development and commercialization of small molecule drugs for oncology and immunology; Vertex Pharmaceuticals, which develops cystic fibrosis therapies; Alexion Pharmaceuticals, which focuses on rare blood disorders; Celgene, which manufactures drug therapies for cancer and inflammatory disorders; and Gilead Sciences, which specializes in HIV and hepatitis C treatments. Pharmacyclics shares more than doubled in price, as the company announced faster-than-expected market penetration of its leading drug Imbruvica. An announcement of a buyout by pharmaceutical company AbbVie sent Pharmacyclics shares even higher. We exited the position and took profits on news of the deal, redeploying assets into Intercept Pharmaceuticals and other existing holdings.

Intercept Pharmaceuticals is focused on developing and commercializing therapeutics to treat chronic liver diseases. If the drug is approved, it has the potential for significant sales and earnings growth for years to come. We sold Gilead Sciences as it approached our price target in early December.

Despite some major disappointments in the consumer discretionary sector, a position in Tractor Supply was a notable outperformer. The company is a rural-lifestyle retailer headquartered in Tennessee, with more than 1,300 stores in 48 states. It offers a wide range of products from livestock supplies and hardware to clothing and agricultural products. During the period, the company announced better-than-expected comparative data and raised future earnings guidance, which sent the stock sharply higher.

Stock selection in the consumer discretionary, information technology and industrials sectors detracted from the Fund's relative results. Within the consumer discretionary sector, the Fund's position in fashion apparel designer Michael Kors was a notable detractor. Shares declined in the double digits in a period of mixed results for many higher end retailers, as a strong U.S. dollar weighed on international sales. Michael Kors continued to deliver strong top-line sales growth; however, investor concerns regarding margins sent its share price lower. We maintain the Fund's position, as we continue to believe that the company is well positioned to take additional market share within the affordable luxury segment of consumer spending. In addition, priceline.com trended lower in the second half of 2014, despite a solid fourth quarter, as weakness in Europe, foreign currency effects and tougher year-over-year comparisons weighed on near-term earnings expectations. Media firm Discovery Communications was also a notable detractor, owing to disappointing results and lowered forward earnings guidance. We sold the position.

In the technology sector, positions in VMware, a global leader in server virtualization; Splunk, an enterprise software company focused on machine-generated log data; and ARM Holdings, which makes energy efficient semiconductors, detracted from relative results in the information technology sector, outweighing positive results from positions in social media names LinkedIn, Facebook and Chinese internet search leader Baidu. Splunk shares fell along with many other big data, cloud-related names during the spring selloff of high growth names. ARM Holdings

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

shares declined on concerns that royalty streams would be lower than expected while smartphone inventories continue to correct and concerns that the Chinese "4G" market — short for fourth generation mobile technology — buildout was proceeding at a pace that was slower than anticipated. We continue to like ARM Holdings, as it is one of the industry's best opportunities for long-term secular growth. Both companies performed better in the second half of the period, but were still detractors for the year.

In industrials, positions in industrial fastener distributor Fastenal and aerospace metal component supplier Precision Castparts held back relative results. Fastenal shares declined as the company posted disappointing sales and noted a slowdown in sales to oil and gas customers. We exited the position, as the company's prospects deteriorated relative to our prior expectations.

Looking Ahead

The final months of the 12-month period were marked by volatility as investors continued to sort out the impact of continued low energy prices, the potential for an increase in short-term borrowing rates, the continued impact of a strong dollar and the potential for slowing economic growth. Of these factors, we are especially interested at this time in the impact of the strong dollar on corporate earnings and demand for U.S. goods and services. Yet, we presently remain optimistic about the Fund's prospects and constructive on the broader equity market, especially relative to other investment options. Projected earnings for large U.S. companies have started to come down, and lower energy prices are currently proving to be a headwind for many industrial firms. The tradeoff is that consumer activity, which makes up nearly two-thirds of U.S. economic activity, should benefit from lower energy prices. In this environment, we continue to seek companies that offer differentiated products and services with the potential to achieve earnings growth that exceeds the growth of competitors who lack differentiation.

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

October 1, 2014 – March 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,099.60	1,019.45	5.76	5.54	1.10
Class C	1,000.00	1,000.00	1,096.00	1,015.71	9.67	9.30	1.85
Class I	1,000.00	1,000.00	1,102.30	1,021.69	3.41	3.28	0.65
Class R	1,000.00	1,000.00	1,098.80	1,018.20	7.06	6.79	1.35
Class R4	1,000.00	1,000.00	1,101.70	1,020.69	4.45	4.28	0.85
Class R5	1,000.00	1,000.00	1,102.10	1,021.44	3.67	3.53	0.70
Class W	1,000.00	1,000.00	1,099.60	1,019.45	5.76	5.54	1.10
Class Y	1,000.00	1,000.00	1,102.00	1,021.69	3.41	3.28	0.65
Class Z	1,000.00	1,000.00	1,101.40	1,020.69	4.45	4.28	0.85

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

March 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 99.4%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 19.6%
Automobiles 1.9%
Tesla Motors, Inc.(a)	723,257	136,529,224
Internet & Catalog Retail 8.7%
Amazon.com, Inc.(a)	840,788	312,857,215
Priceline Group, Inc. (The)(a)	262,903	306,058,527
Total		618,915,742
Specialty Retail 2.8%
Tractor Supply Co.	2,304,318	196,005,289
Textiles, Apparel & Luxury Goods 6.2%
Michael Kors Holdings Ltd.(a)	2,795,063	183,775,392
Nike, Inc., Class B	2,535,720	254,408,788
Total		438,184,180
Total Consumer Discretionary		1,389,634,435
ENERGY 5.8%
Energy Equipment & Services 2.2%
FMC Technologies, Inc.(a)	4,280,169	158,409,054
Oil, Gas & Consumable Fuels 3.6%
Cabot Oil & Gas Corp.	8,543,230	252,281,582
Total Energy		410,690,636
HEALTH CARE 25.7%
Biotechnology 16.1%
Alexion Pharmaceuticals, Inc.(a)	1,404,374	243,378,014
Biogen, Inc.(a)	604,902	255,413,820
Celgene Corp.(a)	2,101,472	242,257,692
Intercept Pharmaceuticals, Inc.(a)	490,383	138,297,814
Vertex Pharmaceuticals, Inc.(a)	2,227,395	262,765,788
Total		1,142,113,128
Life Sciences Tools & Services 3.7%
Illumina, Inc.(a)	1,411,462	262,023,806
Pharmaceuticals 5.9%
Bristol-Myers Squibb Co.	4,517,593	291,384,749
Novo Nordisk A/S, ADR	2,436,773	130,099,310
Total		421,484,059
Total Health Care		1,825,620,993

Common Stocks (continued)

Issuer	Shares	Value ($)
INDUSTRIALS 2.1%
Aerospace & Defense 2.1%
Precision Castparts Corp.	702,205	147,463,050
Total Industrials		147,463,050
INFORMATION TECHNOLOGY 43.7%
Internet Software & Services 20.7%
Alibaba Group Holding Ltd., ADR(a)	2,508,144	208,777,907
Baidu, Inc., ADR(a)	1,203,445	250,797,938
Facebook, Inc., Class A(a)	3,142,343	258,347,730
LinkedIn Corp., Class A(a)	1,064,606	266,002,455
MercadoLibre, Inc.	1,549,488	189,843,270
Twitter, Inc.(a)	5,892,318	295,087,285
Total		1,468,856,585
IT Services 6.7%
Cognizant Technology Solutions Corp., Class A(a)	3,581,787	223,467,691
Visa, Inc., Class A	3,900,376	255,123,594
Total		478,591,285
Semiconductors & Semiconductor Equipment 2.9%
ARM Holdings PLC, ADR	4,155,410	204,861,713
Software 13.4%
Mobileye NV(a)	3,397,079	142,779,230
salesforce.com, Inc.(a)	4,237,516	283,108,444
ServiceNow, Inc.(a)	1,390,790	109,566,436
Splunk, Inc.(a)	3,832,393	226,877,666
VMware, Inc., Class A(a)	2,260,300	185,367,203
Total		947,698,979
Total Information Technology		3,100,008,562
MATERIALS 2.5%
Chemicals 2.5%
Monsanto Co.	1,549,985	174,435,312
Total Materials		174,435,312
Total Common Stocks (Cost: $4,667,022,197)		7,047,852,988

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

March 31, 2015

Money Market Funds 1.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.123%(b)(c)	116,529,953	116,529,953
Total Money Market Funds (Cost: $116,529,953)		116,529,953
Total Investments (Cost: $4,783,552,150)		7,164,382,941
Other Assets & Liabilities, Net		(74,131,582)
Net Assets		7,090,251,359

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended March 31, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	112,206,652	2,173,610,660	(2,169,287,359)	—	116,529,953	95,257	116,529,953
MercadoLibre, Inc.*	272,572,884	188,246,166	(206,226,819)	(71,138,138)	183,454,093	570,399	189,843,270
Total	384,779,536	2,361,856,826	(2,375,514,178)	(71,138,138)	299,984,046	665,656	306,373,223

*Issuer was not an affiliate for the entire period ended March 31, 2015.

(c)  The rate shown is the seven-day current annualized yield at March 31, 2015.

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

March 31, 2015

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

March 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at March 31, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	1,389,634,435	—	—	1,389,634,435
Energy	410,690,636	—	—	410,690,636
Health Care	1,825,620,993	—	—	1,825,620,993
Industrials	147,463,050	—	—	147,463,050
Information Technology	3,100,008,562	—	—	3,100,008,562
Materials	174,435,312	—	—	174,435,312
Total Equity Securities	7,047,852,988	—	—	7,047,852,988
Mutual Funds
Money Market Funds	116,529,953	—	—	116,529,953
Total Mutual Funds	116,529,953	—	—	116,529,953
Total	7,164,382,941	—	—	7,164,382,941

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $4,667,022,197)	$7,047,852,988
Affiliated issuers (identified cost $116,529,953)	116,529,953
Total investments (identified cost $4,783,552,150)	7,164,382,941
Receivable for:
Investments sold	63,749,889
Capital shares sold	6,455,645
Dividends	1,588,512
Prepaid expenses	21,531
Trustees' deferred compensation plan	124,892
Total assets	7,236,323,410
Liabilities
Payable for:
Investments purchased	134,616,236
Capital shares purchased	9,294,519
Investment management fees	114,145
Distribution and/or service fees	17,041
Transfer agent fees	1,705,350
Administration fees	8,889
Compensation of board members	8,068
Chief compliance officer expenses	887
Other expenses	182,024
Trustees' deferred compensation plan	124,892
Total liabilities	146,072,051
Net assets applicable to outstanding capital stock	$7,090,251,359
Represented by
Paid-in capital	$4,332,837,922
Excess of distributions over net investment income	(123,699)
Accumulated net realized gain	376,706,345
Unrealized appreciation (depreciation) on:
Investments	2,380,830,791
Total — representing net assets applicable to outstanding capital stock	$7,090,251,359

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2015

Class A
Net assets	$1,466,540,704
Shares outstanding	79,298,920
Net asset value per share	$18.49
Maximum offering price per share(a)	$19.62
Class C
Net assets	$226,538,233
Shares outstanding	13,082,589
Net asset value per share	$17.32
Class I
Net assets	$256,222,392
Shares outstanding	13,479,367
Net asset value per share	$19.01
Class R
Net assets	$23,092,302
Shares outstanding	1,301,875
Net asset value per share	$17.74
Class R4
Net assets	$17,987,906
Shares outstanding	936,086
Net asset value per share	$19.22
Class R5
Net assets	$754,743,881
Shares outstanding	39,183,803
Net asset value per share	$19.26
Class W
Net assets	$42,248,295
Shares outstanding	2,284,512
Net asset value per share	$18.49
Class Y
Net assets	$27,581,338
Shares outstanding	1,422,141
Net asset value per share	$19.39
Class Z
Net assets	$4,275,296,308
Shares outstanding	226,929,550
Net asset value per share	$18.84

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$23,742,043
Dividends — affiliated issuers	665,656
Total income	24,407,699
Expenses:
Investment management fees	40,020,937
Distribution and/or service fees
Class A	3,677,732
Class C	2,050,521
Class R	105,410
Class W	99,150
Transfer agent fees
Class A	2,872,647
Class C	401,101
Class R	41,239
Class R4	31,586
Class R5	325,794
Class W	77,544
Class Z	8,159,896
Administration fees	3,122,847
Compensation of board members	177,908
Custodian fees	44,469
Printing and postage fees	398,311
Registration fees	201,297
Professional fees	222,228
Line of credit interest expense	310
Chief compliance officer expenses	3,594
Other	277,199
Total expenses	62,311,720
Expense reductions	(2,550)
Total net expenses	62,309,170
Net investment loss	(37,901,471)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	981,879,510
Investments — affiliated issuers	(71,138,138)
Net realized gain	910,741,372
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	29,552,561
Investments — affiliated issuers	41,633,249
Net change in unrealized appreciation	71,185,810
Net realized and unrealized gain	981,927,182
Net increase in net assets resulting from operations	$944,025,711

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Operations
Net investment loss	$(37,901,471)	$(37,776,122)
Net realized gain	910,741,372	970,822,038
Net change in unrealized appreciation	71,185,810	617,203,992
Net increase in net assets resulting from operations	944,025,711	1,550,249,908
Distributions to shareholders
Net realized gains
Class A	(224,391,627)	(54,722,500)
Class C	(32,012,991)	(5,586,569)
Class I	(39,187,496)	(9,907,359)
Class R	(3,239,656)	(635,235)
Class R4	(2,896,682)	(265,929)
Class R5	(96,834,572)	(21,254,199)
Class W	(5,912,722)	(839,796)
Class Y	(3,379,406)	(865,216)
Class Z	(638,359,057)	(150,305,360)
Total distributions to shareholders	(1,046,214,209)	(244,382,163)
Increase in net assets from capital stock activity	317,539,175	397,818,812
Total increase in net assets	215,350,677	1,703,686,557
Net assets at beginning of year	6,874,900,682	5,171,214,125
Net assets at end of year	$7,090,251,359	$6,874,900,682
Excess of distributions over net investment income	$(123,699)	$(100,899)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended March 31, 2015		Year Ended March 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	22,233,025	404,335,050	24,844,617	442,762,404
Distributions reinvested	12,574,955	217,891,055	3,002,623	53,746,950
Redemptions	(36,146,375)	(660,782,717)	(24,229,209)	(430,284,790)
Net increase (decrease)	(1,338,395)	(38,556,612)	3,618,031	66,224,564
Class C shares
Subscriptions	3,559,713	60,612,288	4,457,705	78,694,484
Distributions reinvested	1,470,220	24,016,184	264,501	4,509,734
Redemptions	(2,309,540)	(39,377,445)	(951,289)	(16,015,391)
Net increase	2,720,393	45,251,027	3,770,917	67,188,827
Class I shares
Subscriptions	2,704,124	49,089,110	2,802,098	46,545,578
Distributions reinvested	2,207,888	39,187,115	541,377	9,907,200
Redemptions	(4,695,703)	(89,921,042)	(7,395,422)	(132,022,480)
Net increase (decrease)	216,309	(1,644,817)	(4,051,947)	(75,569,702)
Class R shares
Subscriptions	422,716	7,424,236	463,604	8,252,025
Distributions reinvested	180,877	3,015,512	36,719	635,235
Redemptions	(412,997)	(7,225,463)	(303,238)	(5,092,080)
Net increase	190,596	3,214,285	197,085	3,795,180
Class R4 shares
Subscriptions	1,104,065	20,795,862	666,442	12,140,497
Distributions reinvested	161,127	2,890,202	14,383	265,793
Redemptions	(962,371)	(17,720,757)	(47,917)	(874,735)
Net increase	302,821	5,965,307	632,908	11,531,555
Class R5 shares
Subscriptions	11,535,395	220,091,651	41,170,313	667,023,626
Distributions reinvested	5,381,599	96,812,816	1,147,984	21,249,178
Redemptions	(10,165,758)	(190,346,294)	(14,095,567)	(263,028,006)
Net increase	6,751,236	126,558,173	28,222,730	425,244,798
Class W shares
Subscriptions	366,457	6,657,756	1,190,833	21,870,989
Distributions reinvested	341,119	5,912,339	46,907	839,636
Redemptions	(450,080)	(8,197,836)	(442,033)	(7,820,951)
Net increase	257,496	4,372,259	795,707	14,889,674
Class Y shares
Subscriptions	677,984	12,798,124	1,313,197	22,067,283
Distributions reinvested	186,569	3,379,029	39,814	741,335
Redemptions	(521,989)	(9,941,290)	(273,623)	(5,327,446)
Net increase	342,564	6,235,863	1,079,388	17,481,172

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended March 31, 2015		Year Ended March 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Z shares
Subscriptions	52,594,708	971,027,816	55,037,001	994,453,958
Distributions reinvested	15,976,278	281,585,327	3,114,528	56,590,967
Redemptions	(59,043,711)	(1,086,469,453)	(69,853,504)	(1,184,012,181)
Net increase (decrease)	9,527,275	166,143,690	(11,701,975)	(132,967,256)
Total net increase	18,970,295	317,539,175	22,562,844	397,818,812

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended March 31,
Class A	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$18.92		$15.23		$14.28		$13.63		$10.60
Income from investment operations:
Net investment loss	(0.13)		(0.14)		(0.05)		(0.09)		(0.09)
Net realized and unrealized gain	2.54		4.55		1.00		0.95		3.12
Total from investment operations	2.41		4.41		0.95		0.86		3.03
Less distributions to shareholders:
Net realized gains	(2.84)		(0.72)		—		(0.21)		—
Total distributions to shareholders	(2.84)		(0.72)		—		(0.21)		—
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$18.49		$18.92		$15.23		$14.28		$13.63
Total return	14.42%		29.19%		6.65%		6.39%		28.58%
Ratios to average net assets(b)
Total gross expenses	1.09	%(c)	1.10	%(c)	1.11	%(c)	1.11%		1.24%
Total net expenses(d)	1.09	%(c)(e)	1.10	%(c)(e)	1.11	%(c)(e)	1.11	%(e)	1.24	%(e)
Net investment loss	(0.73%)		(0.81%)		(0.40%)		(0.66%)		(0.79%)
Supplemental data
Net assets, end of period (in thousands)	$1,466,541		$1,525,489		$1,173,231		$2,023,475		$1,242,211
Portfolio turnover	47%		53%		36%		53%		71%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class C	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$17.98		$14.61		$13.80		$13.28		$10.40
Income from investment operations:
Net investment loss	(0.26)		(0.27)		(0.15)		(0.17)		(0.17)
Net realized and unrealized gain	2.41		4.36		0.96		0.90		3.05
Total from investment operations	2.15		4.09		0.81		0.73		2.88
Less distributions to shareholders:
Net realized gains	(2.81)		(0.72)		—		(0.21)		—
Total distributions to shareholders	(2.81)		(0.72)		—		(0.21)		—
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$17.32		$17.98		$14.61		$13.80		$13.28
Total return	13.62%		28.23%		5.87%		5.57%		27.69%
Ratios to average net assets(b)
Total gross expenses	1.84	%(c)	1.85	%(c)	1.87	%(c)	1.86%		1.99%
Total net expenses(d)	1.84	%(c)(e)	1.85	%(c)(e)	1.87	%(c)(e)	1.86	%(e)	1.99	%(e)
Net investment loss	(1.49%)		(1.56%)		(1.12%)		(1.35%)		(1.49%)
Supplemental data
Net assets, end of period (in thousands)	$226,538		$186,302		$96,328		$81,441		$14,523
Portfolio turnover	47%		53%		36%		53%		71%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class I	2015		2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$19.37		$15.51		$14.47		$13.75		$11.23
Income from investment operations:
Net investment income (loss)	(0.05)		(0.06)		0.01		(0.02)		(0.01)
Net realized and unrealized gain	2.61		4.64		1.03		0.95		2.53
Total from investment operations	2.56		4.58		1.04		0.93		2.52
Less distributions to shareholders:
Net realized gains	(2.92)		(0.72)		—		(0.21)		—
Total distributions to shareholders	(2.92)		(0.72)		—		(0.21)		—
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—
Net asset value, end of period	$19.01		$19.37		$15.51		$14.47		$13.75
Total return	14.96%		29.77%		7.19%		6.85%		22.44%
Ratios to average net assets(c)
Total gross expenses	0.65	%(d)	0.65	%(d)	0.67	%(d)	0.67%		0.76	%(e)
Total net expenses(f)	0.65	%(d)	0.65	%(d)	0.67	%(d)	0.67	%(g)	0.76	%(e)(g)
Net investment income (loss)	(0.29%)		(0.35%)		0.07%		(0.19%)		(0.18	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$256,222		$256,893		$268,592		$283,920		$126,813
Portfolio turnover	47%		53%		36%		53%		71%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class R	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$18.27		$14.77		$13.87		$13.28		$10.35
Income from investment operations:
Net investment loss	(0.17)		(0.18)		(0.08)		(0.10)		(0.12)
Net realized and unrealized gain	2.45		4.40		0.98		0.90		3.05
Total from investment operations	2.28		4.22		0.90		0.80		2.93
Less distributions to shareholders:
Net realized gains	(2.81)		(0.72)		—		(0.21)		—
Total distributions to shareholders	(2.81)		(0.72)		—		(0.21)		—
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$17.74		$18.27		$14.77		$13.87		$13.28
Total return	14.16%		28.81%		6.49%		6.11%		28.31%
Ratios to average net assets(b)
Total gross expenses	1.34	%(c)	1.35	%(c)	1.37	%(c)	1.35%		1.49%
Total net expenses(d)	1.34	%(c)(e)	1.35	%(c)(e)	1.37	%(c)(e)	1.35	%(e)	1.49	%(e)
Net investment loss	(0.99%)		(1.06%)		(0.63%)		(0.84%)		(1.03%)
Supplemental data
Net assets, end of period (in thousands)	$23,092		$20,300		$13,498		$14,619		$2,926
Portfolio turnover	47%		53%		36%		53%		71%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$19.55		$15.69		$13.14
Income from investment operations:
Net investment income (loss)	(0.10)		(0.11)		0.03
Net realized and unrealized gain	2.66		4.69		2.52
Total from investment operations	2.56		4.58		2.55
Less distributions to shareholders:
Net realized gains	(2.89)		(0.72)		—
Total distributions to shareholders	(2.89)		(0.72)		—
Net asset value, end of period	$19.22		$19.55		$15.69
Total return	14.76%		29.42%		19.41%
Ratios to average net assets(b)
Total gross expenses	0.84	%(c)	0.85	%(c)	0.82	%(d)
Total net expenses(e)	0.84	%(c)(f)	0.85	%(c)(f)	0.82	%(d)
Net investment income (loss)	(0.52%)		(0.59%)		0.60	%(d)
Supplemental data
Net assets, end of period (in thousands)	$17,988		$12,381		$6
Portfolio turnover	47%		53%		36%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class R5	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$19.59		$15.69		$13.14
Income from investment operations:
Net investment income (loss)	(0.06)		(0.07)		0.01
Net realized and unrealized gain	2.64		4.69		2.54
Total from investment operations	2.58		4.62		2.55
Less distributions to shareholders:
Net realized gains	(2.91)		(0.72)		—
Total distributions to shareholders	(2.91)		(0.72)		—
Net asset value, end of period	$19.26		$19.59		$15.69
Total return	14.89%		29.68%		19.41%
Ratios to average net assets(b)
Total gross expenses	0.70	%(c)	0.70	%(c)	0.69	%(d)
Total net expenses(e)	0.70	%(c)	0.70	%(c)	0.69	%(d)
Net investment income (loss)	(0.34%)		(0.41%)		0.13	%(d)
Supplemental data
Net assets, end of period (in thousands)	$754,744		$635,330		$66,054
Portfolio turnover	47%		53%		36%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class W	2015		2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$18.92		$15.23		$14.28		$13.63		$11.16
Income from investment operations:
Net investment loss	(0.13)		(0.14)		(0.06)		(0.09)		(0.05)
Net realized and unrealized gain	2.54		4.55		1.01		0.95		2.52
Total from investment operations	2.41		4.41		0.95		0.86		2.47
Less distributions to shareholders:
Net realized gains	(2.84)		(0.72)		—		(0.21)		—
Total distributions to shareholders	(2.84)		(0.72)		—		(0.21)		—
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—
Net asset value, end of period	$18.49		$18.92		$15.23		$14.28		$13.63
Total return	14.41%		29.19%		6.65%		6.39%		22.13%
Ratios to average net assets(c)
Total gross expenses	1.09	%(d)	1.11	%(d)	1.12	%(d)	1.12%		1.25	%(e)
Total net expenses(f)	1.09	%(d)(g)	1.11	%(d)(g)	1.12	%(d)(g)	1.12	%(g)	1.25	%(e)(g)
Net investment loss	(0.74%)		(0.81%)		(0.46%)		(0.67%)		(0.78	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$42,248		$38,342		$18,755		$52,432		$41,768
Portfolio turnover	47%		53%		36%		53%		71%

Notes to Financial Highlights

(a)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class Y	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$19.71		$15.77		$13.20
Income from investment operations:
Net investment income (loss)	(0.06)		(0.07)		0.05
Net realized and unrealized gain	2.66		4.73		2.52
Total from investment operations	2.60		4.66		2.57
Less distributions to shareholders:
Net realized gains	(2.92)		(0.72)		—
Total distributions to shareholders	(2.92)		(0.72)		—
Net asset value, end of period	$19.39		$19.71		$15.77
Total return	14.91%		29.78%		19.47%
Ratios to average net assets(b)
Total gross expenses	0.65	%(c)	0.65	%(c)	0.65	%(d)
Total net expenses(e)	0.65	%(c)	0.65	%(c)	0.65	%(d)
Net investment income (loss)	(0.30%)		(0.36%)		0.81	%(d)
Supplemental data
Net assets, end of period (in thousands)	$27,581		$21,274		$3
Portfolio turnover	47%		53%		36%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class Z	2015		2014		2013		2012		2011
Per share data
Net asset value, beginning of period	$19.22		$15.43		$14.43		$13.74		$10.65
Income from investment operations:
Net investment loss	(0.09)		(0.10)		(0.02)		(0.06)		(0.06)
Net realized and unrealized gain	2.60		4.61		1.02		0.96		3.15
Total from investment operations	2.51		4.51		1.00		0.90		3.09
Less distributions to shareholders:
Net realized gains	(2.89)		(0.72)		—		(0.21)		—
Total distributions to shareholders	(2.89)		(0.72)		—		(0.21)		—
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$18.84		$19.22		$15.43		$14.43		$13.74
Total return	14.74%		29.46%		6.93%		6.64%		29.01%
Ratios to average net assets(b)
Total gross expenses	0.84	%(c)	0.85	%(c)	0.87	%(c)	0.86%		0.99%
Total net expenses(d)	0.84	%(c)(e)	0.85	%(c)(e)	0.87	%(c)(e)	0.86	%(e)	0.99	%(e)
Net investment loss	(0.49%)		(0.56%)		(0.16%)		(0.43%)		(0.54%)
Supplemental data
Net assets, end of period (in thousands)	$4,275,296		$4,178,590		$3,534,748		$4,373,501		$3,353,583
Portfolio turnover	47%		53%		36%		53%		71%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2015

Note 1. Organization

Columbia Select Large Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2015

Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2015

unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended March 31, 2015 was 0.58% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended March 31, 2015 was 0.05% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment

Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I and Class Y shares do not pay transfer agency fees.

For the year ended March 31, 2015, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class C	0.20
Class R	0.20
Class R4	0.20
Class R5	0.05
Class W	0.20
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2015

March 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $2,550.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class C, Class R and Class W shares, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,093,247 for Class A and $43,068 for Class C shares for the year ended March 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective August 1, 2014	Contractual Expense Cap Prior to August 1, 2014
Class A	1.22%	1.19%
Class C	1.97	1.94
Class I	0.83	0.82
Class R	1.47	1.44
Class R4	0.97	0.94
Class R5	0.88	0.87
Class W	1.22	1.19
Class Y	0.83	0.82
Class Z	0.97	0.94

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At March 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2015

differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$37,878,671
Accumulated net realized gain	(37,878,671)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended March 31,	2015	2014
Ordinary income	$23,915,068	$—
Long-term capital gains	1,022,299,141	244,382,163
Total	$1,046,214,209	$244,382,163

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At March 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	113,136,465
Undistributed long-term capital gains	268,909,812
Net unrealized appreciation	2,375,490,859

At March 31, 2015, the cost of investments for federal income tax purposes was $4,788,892,082 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$2,450,405,963
Unrealized depreciation	(74,915,104)
Net unrealized appreciation	2,375,490,859

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,205,776,817 and

$3,930,041,471, respectively, for the year ended March 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At March 31, 2015, two unaffiliated shareholders of record owned 48.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 13.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2015

under the same terms and interest rates as described above.

For the year ended March 31, 2015, the average daily loan balance outstanding on days when borrowing existed was $4,800,000 at a weighted average interest rate of 1.16%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations.

Note 9. Significant Risks

Consumer Discretionary Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors.

Health Care Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors.

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2015

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Select Large Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Large Cap Growth Fund (the "Fund", a series of Columbia Funds Series Trust I) at March 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
May 22, 2015

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended March 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Qualified Dividend Income	77.59%
Dividends Received Deduction	75.96%
Capital Gain Dividend	$795,500,203

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59

Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Janet Langford Kelly (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			59	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	59

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	59

CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	59	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015

COLUMBIA SELECT LARGE CAP GROWTH FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015

Columbia Select Large Cap Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN215_03_E01_(05/15)

ANNUAL REPORT

March 31, 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $506 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 11th largest manager of long-term mutual fund assets in the U.S.** and the 5th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams’ investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

*	In U.S. dollars as of December 31, 2014. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies.

Contact us for more current data.

**	Source: ICI as of December 31, 2014 for Columbia Management Investment Advisers, LLC.
***	Source: Investment Association as of December 2014 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

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*	Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

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CT-MK (03/15) 5383/1125800

PRESIDENT’S MESSAGE

Dear Shareholder,

In a world that is changing faster than ever before, investors want asset managers who offer a global perspective while generating strong and sustainable returns. To that end, Columbia Management, in conjunction with its U.K.-based affiliate, Threadneedle Investments, has rebranded to Columbia Threadneedle Investments. The new global brand represents the combined capabilities, resources and reach of the global group, offering investors access to the best of both firms.

With a presence in 18 countries and more than 450 investment professionals*, our collective perspective and world view as Columbia Threadneedle Investments gives us deeper insight into what might affect the real-life financial outcomes clients are seeking. Putting our views into a global context enables us to build richer perspectives and create the right solutions, and provides us with enhanced capabilities to deliver consistent investment performance, which may ultimately lead to better investor outcomes.

As a result of the rebrand, you will begin to see our new logo and colors reflected in printed materials, such as this shareholder report, as well as on our new website — columbiathreadneedle.com/us. We encourage you to visit us online and view a new video on the “About Us” tab that speaks to the strength of the firm.

While we are introducing a new brand, in many ways, the investment company you know well has not changed. The following remain in effect:

■	Fund and strategy names

■	Established investment teams, philosophies and processes

■	Account services, features, servicing phone numbers and mailing addresses

■	Columbia Management Investment Distributors as distributor and Columbia Management Investment Advisers as investment adviser

We recognize that the money we manage represents the hard work and savings of people like you, and that everyone has different ambitions and different definitions of success. Investors have varying goals — funding their children’s education, enjoying their retirement, putting money aside for unexpected events, and more. Whatever your ambitions, we believe our wide range of investment products and solutions can help give you confidence that you will reach your goals.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us. Our service representatives are available at 800.345.6611 to help with any questions.

Sincerely,

Christopher O. Petersen

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

* Source: Ameriprise as of December 1, 2014

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND

PERFORMANCE OVERVIEW

Performance Summary

■	Active Portfolios® Multi-Manager Growth Fund (the Fund) Class A shares returned 13.24% for the 12 months ended March 31, 2015.

■	The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 16.09% during the same time period.

■	Stock selection generally accounted for the Fund’s shortfall relative to the benchmark.

Average Annual Total Returns (%) (for period ended March 31, 2015)
	Inception	1 Year	Life
Class A	04/20/12	13.24	16.95
Russell 1000 Growth Index		16.09	17.32

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015	3

ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 20, 2012 — March 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Active Portfolios® Multi-Manager Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

4	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended March 31, 2015, the Fund’s Class A shares returned 13.24% excluding sales charges. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 16.09% for the same time period. Within the segment of the portfolio managed by Columbia Management Investment Advisers, LLC (CMIA), stock selection in the consumer discretionary, information technology and industrials sectors generally accounted for the modest shortfall relative to the benchmark. Within the segment of the portfolio managed by Loomis Sayles & Company, L.P. (Loomis Sayles), security selection within health care, information technology and financials detracted the most from relative performance. As of April 30, 2015, CMIA and Loomis Sayles managed approximately 84% and 16% of the portfolio, respectively.

Stocks Climbed as U.S. Economy Strengthened

After a cold and difficult winter brought many parts of the United States to a standstill early in 2014, the pace of U.S. economic growth picked up and good news appeared in many sectors. The labor market added 261,000 new jobs monthly, on average, during the 12-month period ended March 31, 2015. Solid new job growth drove the unemployment rate down to 5.5%, and prospects for higher wages generally buoyed consumer confidence during the period. Manufacturing activity remained solid, as capacity utilization rose to a post-recovery high late in 2014. However, another stormy winter in the Northeast and Midwest nipped growth early in 2015. Manufacturing activity and consumer confidence slipped somewhat as harsh weather weighed on short-term expectations. The housing market’s recovery was restrained by both periods of bad weather, tighter borrowing standards, rising prices, declining inventories and higher mortgage rates.

Investors responded favorably to the generally good economic news. However, concerns about increased global tensions, uncertainty about the Federal Reserve’s (the Fed’s) next move and sinking oil prices resulted in bouts of volatility that became more pronounced as the period wore on. The Fed spent 2014 winding down its monthly bond purchases, ending its program of quantitative easing in October, and suggested that it would raise short-term interest rates sometime in 2015. However, the timing of that move remained unclear at period end, especially as some weaker data appeared in the final months of the period. In this environment, mid- and large-company stocks were the strongest equity market performers, outperforming small-cap stocks by a solid margin. Growth stocks comfortably outperformed value stocks for the period.

Contributors and Detractors

CMIA: The portfolio’s substantial positions in biotechnology names within the health care sector aided results and amplified gains. Within biotechnology, the portfolio benefited from investments in Pharmacyclics, which is focused on the development and commercialization of small molecule drugs for oncology and immunology; Vertex Pharmaceuticals, which develops cystic fibrosis therapies; Alexion Pharmaceuticals, which focuses on rare blood disorders; Celgene, which manufactures drug therapies for cancer and inflammatory disorders; and Gilead Sciences, which specializes in HIV and hepatitis C treatments. Pharmacyclics shares more than doubled in price, as the company announced faster-than-expected market penetration of its leading drug Imbruvica. An announcement of a buyout by

Portfolio Management

Columbia Management Investment Advisers, LLC

Thomas Galvin, CFA

Todd Herget

Richard Carter

Loomis, Sayles & Company, L.P.

Aziz Hamzaogullari, CFA

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at March 31, 2015)
Amazon.com, Inc.	4.4
Facebook, Inc., Class A	3.9
Twitter, Inc.	3.9
Visa, Inc., Class A	3.8
Priceline Group, Inc. (The)	3.6
Bristol-Myers Squibb Co.	3.4
salesforce.com, Inc.	3.4
Alibaba Group Holding Ltd., ADR	3.2
LinkedIn Corp., Class A	3.2
Illumina, Inc.	3.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2015	5

ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Portfolio Breakdown (%) (at March 31, 2015)
Common Stocks	98.2
Consumer Discretionary	17.7
Consumer Staples	2.8
Energy	5.3
Financials	0.8
Health Care	23.5
Industrials	2.6
Information Technology	43.4
Materials	2.1
Money Market Funds	1.8
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Investment Risks

The Fund is subject to stock market fluctuations. By maintaining a relatively concentrated portfolio, the Fund may be subject to greater risk than a Fund that is more fully diversified. The Fund may invest in foreign securities. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards, and other monetary and political risks. See the Fund’s prospectus for more information on these and other risks.

pharmaceutical company AbbVie sent Pharmacyclics shares even higher. We exited the position and took profits on news of the deal, redeploying assets into Intercept Pharmaceuticals and other existing holdings. Intercept Pharmaceuticals is focused on developing and commercializing therapeutics to treat chronic liver diseases. If the drug is approved, it has the potential for significant sales and earnings growth for years to come. We sold Gilead Sciences as it approached our price target in early December.

Despite some major disappointments in the consumer discretionary sector, a position in Tractor Supply was a notable outperformer. The company is a rural-lifestyle retailer headquartered in Tennessee, with more than 1,300 stores in 48 states. It offers a wide range of products from livestock supplies and hardware to clothing and agricultural products. During the period, the company announced better-than-expected comparative data and raised future earnings guidance, which sent the stock sharply higher.

Stock selection in the consumer discretionary, information technology and industrials sectors detracted from the portfolio’s relative results. Within the consumer discretionary sector, the portfolio’s position in fashion apparel designer Michael Kors was a notable detractor. Shares declined in the double digits in a period of mixed results for many higher end retailers, as a strong U.S. dollar weighed on international sales. Michael Kors continued to deliver strong top-line sales growth; however, investor concerns regarding margins sent its share price lower. We maintain the position, as we continue to believe that the company is well positioned to take additional market share within the affordable luxury segment of consumer spending. In addition, priceline.com trended lower in the second half of 2014, despite a solid fourth quarter, as weakness in Europe, foreign currency effects and tougher year-over-year comparisons weighed on near-term earnings expectations. Media firm Discovery Communications was also a notable detractor, owing to disappointing results and lowered forward earnings guidance. We sold the position.

In the technology sector, positions in VMware, a global leader in server virtualization; Splunk, an enterprise software company focused on machine-generated log data; and ARM Holdings, which makes energy efficient semiconductors, detracted from relative results in the information technology sector, outweighing positive results from positions in social media names LinkedIn, Facebook and Chinese internet search leader Baidu. Splunk shares fell along with many other big data, cloud-related names during the spring selloff of high-growth names. ARM Holdings shares declined on concerns that royalty streams would be lower than expected while smartphone inventories continue to correct and concerns that the Chinese “4G” market — short for fourth generation mobile technology — buildout was proceeding at a pace that was slower than anticipated. We continue to like ARM Holdings, as it is one of the industry’s best opportunities for long-term secular growth. Both companies performed better in the second half of the period, but were still detractors for the year.

In industrials, positions in industrial fastener distributor Fastenal and aerospace metal component supplier Precision Castparts held back relative results. Fastenal shares declined as the company posted disappointing sales and noted a slowdown in sales to oil and gas customers. We exited the position, as the company’s prospects deteriorated relative to our prior expectations.

6	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Loomis Sayles: Energy, consumer discretionary and consumer staples contributed most to the portfolio’s relative results for the period. Allocation helped the most in energy, which was an underweighted sector. Security selection helped the most in consumer discretionary, which was underweighted in our portion of the portfolio, and consumer staples, which was an overweight. Energy posted a loss for the period while both consumer discretionary and consumer staples had positive returns.

Monster Beverage, Facebook and Cisco were the largest individual contributors for the period. Energy drink company Monster Beverage reported solid global sales growth with improved margins and profitability in international markets, where we believe the company’s expansion strategy is positioned to reap the benefits of scale. Announcement of Monster’s partnership with Coca-Cola drove price appreciation during the period, but we believe that the benefits of the partnership will be realized after the deal closes in 2015. The deal has the potential to help Monster realize faster global expansion and profitability, increasing our estimate of the company’s initial intrinsic value by approximately 50%. In addition, Facebook reported more than 50% growth in total revenue. A key growth driver, mobile revenue increased 60% and represents about 69% of advertising revenue. Users grew 13% with more than 1 billion mobile users and daily engagement above 60%. Facebook reported attractive margins, free cash flow growth and a net cash position. With growth well above average for both the advertising industry and the online advertising segment, Facebook gained market share in both categories. We believe the company is well positioned to benefit from the secular growth in online advertising. Cisco also reported strong and improving revenue during the period and, after several down quarters, recently posted double-digit growth in its largest and very profitable switches business, where Cisco’s next-generation software-defined networking solution is gaining traction. Weak spending in emerging markets and by global carriers remains a temporary headwind. High gross margins combined with operating expense discipline allowed the company to deliver solid and improved operating margins. With its scale, technological know-how and unique end-to-end solution, we believe Cisco is well positioned to extend its industry leadership. We believe Monster Beverage, Facebook and Cisco continue to sell at meaningful discounts to our estimate of their intrinsic values.

Security selection and overweights in the health care, information technology and financials sectors detracted the most from the performance of our portion of the portfolio relative to its benchmark. Qualcomm, Schlumberger and Alibaba were the largest individual detractors during the period. Each of the three posted negative returns. However, we held onto all three because we are confident of their longer term potential. Qualcomm shares rallied somewhat late in the period on news of its settlement with Chinese antitrust regulators. With this reaffirmation of its royalty business in China, we believe Qualcomm can now address the payment backlog in China, which hurt royalty revenue during the period, and realize full future payments. In our view, near-term chipset revenue will be affected by Apple’s market share gains and Samsung’s in-house chip production. We believe the current market price seems to ignore the benefits of the reaffirmation of Qualcomm’s royalty business, which globally generates more than 60% of its profits and free cash flow. In addition, Schlumberger reported solid fundamentals for most of the year. Increased oil production coupled with

Annual Report 2015	7

ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

weakening global demand triggered a sharp decline in oil prices in late 2014, resulting in slowing demand for Schlumberger’s oilfield services. Longer term, we believe that increased demand for oil will drive renewed growth in oil production. We believe Schlumberger is well positioned to weather the downturn and capitalize on demand when the market normalizes. We added to the portfolio’s position in Schlumberger on near-term price weakness. Furthermore, China-based e-commerce company Alibaba, which the portfolio has held since the third quarter of 2014, supported our long-term investment thesis with a report of fundamentally strong results. Recent results disappointed market expectations, and China’s government alleged Alibaba was not doing enough to prevent the sale of fraudulent products. Alibaba disputed the findings, reiterating its zero-tolerance policy, and the government subsequently removed the report from its website. We added to the portfolio’s position on price weakness and believe Alibaba is well positioned for secular growth in the China e-commerce market. Overall, we believe the current stock prices for Qualcomm, Schlumberger and Alibaba reflect a lack of appreciation for the potential sustainability of business models and significant long-term growth opportunities for all three companies.

Looking Ahead

CMIA: The final months of the 12-month period were marked by volatility as investors continued to sort out the impact of continued low energy prices, the potential for an increase in short-term borrowing rates, the continued impact of a strong dollar and the potential for slowing economic growth. Of these factors, we are especially interested at this time in the impact of the strong dollar on corporate earnings and demand for U.S. goods and services. Yet, we presently remain optimistic about the Fund’s prospects and constructive on the broader equity market, especially relative to other investment options. Projected earnings for large U.S. companies have started to come down, and lower energy prices are proving to be a headwind for many industrial firms. The tradeoff is that consumer activity, which makes up nearly two-thirds of U.S. economic activity, should benefit from lower energy prices. In this environment, we continue to seek companies that offer differentiated products and services with the potential to achieve earnings growth that exceeds the growth of competitors who lack differentiation.

Loomis Sayles: We remain committed to our long-term investment approach. We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high quality businesses with sustainable competitive advantages and profitable growth that trade at a significant discount to intrinsic value. All aspects of our investment thesis must be present simultaneously for us to make an investment. Often our research is completed well in advance of the opportunity to invest. We are patient investors and maintain coverage of high-quality businesses in order to take advantage of meaningful price dislocations if and when they occur. In a typical year we may analyze 30 companies and invest in only a select few. For example, in 2012 we made five purchases, in 2013 only one purchase and in 2014, we purchased three.

8	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND

UNDERSTANDING YOUR FUND’S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

October 1, 2014 – March 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,090.40	1,019.15	6.05	5.84	1.16

Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015	9

ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND

PORTFOLIO OF INVESTMENTS

March 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 99.2%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 17.9%
Automobiles 1.7%

Tesla Motors, Inc.(a)	168,418	31,792,266

Hotels, Restaurants & Leisure 0.4%

Yum! Brands, Inc.	81,821	6,440,949

Internet & Catalog Retail 7.9%

Amazon.com, Inc.(a)	214,566	79,840,009

Priceline Group, Inc. (The)(a)	56,415	65,675,522

Total		145,515,531

Specialty Retail 2.5%

Lowe’s Companies, Inc.	63,146	4,697,431

Tractor Supply Co.	488,008	41,509,960

Total		46,207,391

Textiles, Apparel & Luxury Goods 5.4%

Michael Kors Holdings Ltd.(a)	656,626	43,173,160

Nike, Inc., Class B	547,570	54,937,698

Total		98,110,858

Total Consumer Discretionary		328,066,995

CONSUMER STAPLES 2.8%
Beverages 1.7%

Coca-Cola Co. (The)	228,351	9,259,633

Monster Beverage Corp.(a)	98,260	13,598,693

SABMiller PLC, ADR	151,534	7,963,869

Total		30,822,195

Food Products 0.6%

Danone SA, ADR	825,222	11,148,749

Household Products 0.5%

Procter & Gamble Co. (The)	112,523	9,220,135

Total Consumer Staples		51,191,079

ENERGY 5.3%
Energy Equipment & Services 2.3%

FMC Technologies, Inc.(a)	924,270	34,207,233

Schlumberger Ltd.	93,906	7,835,516

Total		42,042,749

Oil, Gas & Consumable Fuels 3.0%

Cabot Oil & Gas Corp.	1,886,740	55,715,432

Total Energy		97,758,181

FINANCIALS 0.8%
Capital Markets 0.6%

Greenhill & Co., Inc.	49,539	1,964,221

SEI Investments Co.	210,524	9,282,003

Total		11,246,224

Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance 0.2%

American Express Co.	46,406	3,625,237

Total Financials		14,871,461

HEALTH CARE 23.7%
Biotechnology 13.6%

Alexion Pharmaceuticals, Inc.(a)	301,625	52,271,612

Amgen, Inc.	45,420	7,260,387

Biogen, Inc.(a)	128,280	54,164,947

Celgene Corp.(a)	431,834	49,781,824

Intercept Pharmaceuticals, Inc.(a)	105,102	29,640,866

Vertex Pharmaceuticals, Inc.(a)	480,280	56,658,632

Total		249,778,268

Health Care Equipment & Supplies 0.7%

Varian Medical Systems, Inc.(a)	89,408	8,412,399

Zimmer Holdings, Inc.	44,012	5,172,290

Total		13,584,689

Life Sciences Tools & Services 3.1%

Illumina, Inc.(a)	306,044	56,814,008

Pharmaceuticals 6.3%

Bristol-Myers Squibb Co.	968,050	62,439,225

Merck & Co., Inc.	77,674	4,464,702

Novartis AG, ADR	96,351	9,501,172

Novo Nordisk A/S, ADR	724,105	38,659,966

Total		115,065,065

Total Health Care		435,242,030

INDUSTRIALS 2.6%
Aerospace & Defense 1.6%

Precision Castparts Corp.	141,708	29,758,680

Air Freight & Logistics 1.0%

Expeditors International of Washington, Inc.	197,550	9,517,959

United Parcel Service, Inc., Class B	84,317	8,173,690

Total		17,691,649

Total Industrials		47,450,329

INFORMATION TECHNOLOGY 44.0%
Communications Equipment 1.5%

Cisco Systems, Inc.	565,242	15,558,286

QUALCOMM, Inc.	162,318	11,255,130

Total		26,813,416

Internet Software & Services 20.0%

Alibaba Group Holding Ltd., ADR(a)	707,384	58,882,644

Baidu, Inc., ADR(a)	256,836	53,524,623

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

March 31, 2015

Common Stocks (continued)
Issuer	Shares	Value ($)
Facebook, Inc., Class A(a)	867,837	71,349,219

Google, Inc., Class A(a)	11,757	6,521,608

Google, Inc., Class C(a)	11,755	6,441,740

LinkedIn Corp., Class A(a)	230,505	57,593,979

MercadoLibre, Inc.	349,500	42,820,740

Twitter, Inc.(a)	1,400,240	70,124,019

Total		367,258,572

IT Services 6.6%

Automatic Data Processing, Inc.	32,272	2,763,774

Cognizant Technology Solutions Corp., Class A(a)	775,410	48,377,830

Visa, Inc., Class A	1,065,392	69,687,290

Total		120,828,894

Semiconductors & Semiconductor Equipment 2.8%

Altera Corp.	18,569	796,796

Analog Devices, Inc.	22,196	1,398,348

ARM Holdings PLC, ADR	991,057	48,859,110

Total		51,054,254

Software 13.1%

Autodesk, Inc.(a)	140,911	8,263,021

Factset Research Systems, Inc.	42,723	6,801,502

Microsoft Corp.	150,041	6,099,917

Mobileye NV(a)	736,336	30,948,202

Oracle Corp.	293,872	12,680,577

Common Stocks (continued)
Issuer	Shares	Value ($)
salesforce.com, Inc.(a)	919,634	61,440,748

ServiceNow, Inc.(a)	297,090	23,404,750

Splunk, Inc.(a)	830,327	49,155,358

VMware, Inc., Class A(a)	504,324	41,359,611

Total		240,153,686

Total Information Technology		806,108,822

MATERIALS 2.1%
Chemicals 2.1%

Monsanto Co.	343,440	38,650,738

Total Materials		38,650,738

Total Common Stocks
(Cost: $1,478,885,963)		1,819,339,635

Money Market Funds 1.8%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.123%(b)(c)	33,227,513	33,227,513

Total Money Market Funds
(Cost: $33,227,513)		33,227,513

Total Investments
(Cost: $1,512,113,476)		1,852,567,148

Other Assets & Liabilities, Net		(18,918,477)

Net Assets		1,833,648,671

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at March 31, 2015.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended March 31, 2015, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	9,613,880	627,617,087	(604,003,454)	33,227,513	32,627	33,227,513

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	11

ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

March 31, 2015

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

March 31, 2015

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2015:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	328,066,995	—	—	328,066,995

Consumer Staples	51,191,079	—	—	51,191,079

Energy	97,758,181	—	—	97,758,181

Financials	14,871,461	—	—	14,871,461

Health Care	435,242,030	—	—	435,242,030

Industrials	47,450,329	—	—	47,450,329

Information Technology	806,108,822	—	—	806,108,822

Materials	38,650,738	—	—	38,650,738

Total Equity Securities	1,819,339,635	—	—	1,819,339,635

Mutual Funds

Money Market Funds	33,227,513	—	—	33,227,513

Total Mutual Funds	33,227,513	—	—	33,227,513

Total	1,852,567,148	—	—	1,852,567,148

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	13

ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,478,885,963)	$1,819,339,635

Affiliated issuers (identified cost $33,227,513)	33,227,513

Total investments (identified cost $1,512,113,476)	1,852,567,148

Receivable for:

Investments sold	9,192,443

Capital shares sold	4,148,187

Dividends	861,302

Reclaims	48,206

Prepaid expenses	5,340

Trustees’ deferred compensation plan	18,346

Total assets	1,866,840,972

Liabilities

Payable for:

Investments purchased	29,573,126

Capital shares purchased	3,190,644

Investment management fees	32,833

Distribution and/or service fees	12,688

Transfer agent fees	249,163

Administration fees	2,743

Compensation of board members	2,579

Chief compliance officer expenses	226

Other expenses	109,953

Trustees’ deferred compensation plan	18,346

Total liabilities	33,192,301

Net assets applicable to outstanding capital stock	$1,833,648,671

Represented by

Paid-in capital	$1,390,804,588

Excess of distributions over net investment income	(39,212)

Accumulated net realized gain	102,429,623

Unrealized appreciation (depreciation) on:

Investments	340,453,672

Total — representing net assets applicable to outstanding capital stock	$1,833,648,671

Class A

Net assets	$1,833,648,671

Shares outstanding	132,934,173

Net asset value per share	$13.79

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended March 31, 2015

Net investment income

Income:

Dividends — unaffiliated issuers	$9,110,066

Dividends — affiliated issuers	32,627

Foreign taxes withheld	(85,313)

Total income	9,057,380

Expenses:

Investment management fees	11,264,268

Distribution and/or service fees

Class A	4,315,618

Transfer agent fees

Class A	2,979,467

Administration fees	938,124

Compensation of board members	58,261

Custodian fees	30,989

Printing and postage fees	294,073

Registration fees	81,078

Professional fees	73,870

Chief compliance officer expenses	888

Other	72,442

Total expenses	20,109,078

Net investment loss	(11,051,698)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	205,565,598

Net realized gain	205,565,598

Net change in unrealized appreciation (depreciation) on:

Investments	25,469,792

Net change in unrealized appreciation	25,469,792

Net realized and unrealized gain	231,035,390

Net increase in net assets resulting from operations	$219,983,692

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	15

ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014
Operations

Net investment loss	$(11,051,698)	$(12,458,516)

Net realized gain	205,565,598	185,600,978

Net change in unrealized appreciation	25,469,792	180,798,484

Net increase in net assets resulting from operations	219,983,692	353,940,946

Distributions to shareholders

Net realized gains

Class A	(224,723,028)	(6,203,490)

Total distributions to shareholders	(224,723,028)	(6,203,490)

Increase in net assets from capital stock activity	303,960,903	68,406,085

Total increase in net assets	299,221,567	416,143,541

Net assets at beginning of year	1,534,427,104	1,118,283,563

Net assets at end of year	$1,833,648,671	$1,534,427,104

Excess of distributions over net investment income	$(39,212)	$(34,483)

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended March 31, 2015		Year Ended March 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	35,065,687	472,571,521	47,181,934	579,530,099

Distributions reinvested	17,410,669	224,722,681	470,309	6,203,382

Redemptions	(29,534,609)	(393,333,299)	(40,367,158)	(517,327,396)

Net increase	22,941,747	303,960,903	7,285,085	68,406,085

Total net increase	22,941,747	303,960,903	7,285,085	68,406,085

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015	17

ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended March 31,
Class A	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$13.95	$10.89	$10.00

Income from investment operations:

Net investment loss	(0.09)	(0.11)	(0.04)

Net realized and unrealized gain	1.75	3.22	0.93

Total from investment operations	1.66	3.11	0.89

Less distributions to shareholders:

Net realized gains	(1.82)	(0.05)	—

Total distributions to shareholders	(1.82)	(0.05)	—

Net asset value, end of period	$13.79	$13.95	$10.89

Total return	13.24%	28.62%	8.90%

Ratios to average net assets(b)

Total gross expenses	1.16%	1.19%	1.25	%(c)

Total net expenses(d)	1.16%	1.19%	1.19	%(c)

Net investment loss	(0.64%)	(0.87%)	(0.41	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$1,833,649	$1,534,427	$1,118,284

Portfolio turnover	48%	64%	44%

Notes to Financial Highlights

(a)	Based on operations from April 20, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2015

Note 1. Organization

Active Portfolios® Multi-Manager Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund only offers Class A shares that are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Annual Report 2015	19

ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2015

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) shares the responsibility for the day-to-day portfolio management of the Fund with the Investment Manager. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.71% to 0.54% as the Fund’s net assets increase. The effective investment management fee rate for the year ended March 31, 2015 was 0.65% of the Fund’s average daily net assets.

Subadvisory Agreements

The Investment Manager has entered into a Subadvisory Agreement with Loomis, Sayles & Company, L.P. (Loomis Sayles) to subadvise a portion of the assets of the Fund. The Investment Manager compensates Loomis Sayles to manage the investment of a portion of the Fund’s assets.

20	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2015

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended March 31, 2015 was 0.05% of the Fund’s average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust’s eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended March 31, 2015, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets for Class A shares was 0.17%.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended March 31, 2015, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund, and a monthly distribution fee to the Distributor at the maximum annual rates of 0.25% of the average daily net assets attributable to Class A shares, however the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund’s expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits

Annual Report 2015	21

ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2015

and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective August 1, 2014	Contractual Expense Cap Prior to August 1, 2014
Class A	1.22%	1.19%

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At March 31, 2015, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees’ deferred compensation and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$11,046,969
Accumulated net realized gain	(11,046,969)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended March 31, 2015 ($)	Year Ended March 31, 2014 ($)
Ordinary income	2,613,702	—
Long-term capital gains	222,109,326	6,203,490
Total	224,723,028	6,203,490

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At March 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,619,411
Undistributed long-term capital gains	98,193,290
Net unrealized appreciation	339,070,594

At March 31, 2015, the cost of investments for federal income tax purposes was $1,513,496,554 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$372,387,538
Unrealized depreciation	(33,316,944)
Net unrealized appreciation	339,070,594

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $877,086,500 and $817,827,312, respectively, for the year ended March 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is

22	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2015

included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At March 31, 2015, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended March 31, 2015.

Note 9. Significant Risks

Health Care Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors.

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration

Annual Report 2015	23

ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2015

and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

24	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of

Active Portfolios® Multi-Manager Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Active Portfolios® Multi-Manager Growth Fund (the “Fund”, a series of Columbia Funds Series Trust I) at March 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

May 22, 2015

Annual Report 2015	25

ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended March 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%
Capital Gain Dividend	$198,321,460

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

26	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees
Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	59	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Janet Langford Kelly (Born 1957) Trustee	1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004	59	None
Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	59	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	59	DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

Annual Report 2015	27

ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)
Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	59	CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media); Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation
Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	59	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non- profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	59	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	59	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	59	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

28	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*
Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	186	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2015	29

ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

30	Annual Report 2015

ACTIVE PORTFOLIOS® MULTI-MANAGER GROWTH FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015	31

Active Portfolios® Multi-Manager Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

columbiathreadneedle.com/us

ANN117_03_E01_(05/15)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the three series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2015 and March 31, 2014 are approximately as follows:

2015	2014
$66,100	$65,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2015 and March 31, 2014 are approximately as follows:

2015	2014
$1,200	$1,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2015 and 2014, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended March 31, 2015 and March 31, 2014, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2015 and March 31, 2014 are approximately as follows:

2015	2014
$14,400	$17,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. In fiscal years 2015 and 2014, Tax Fees also consist of agreed-upon procedures for foreign tax filings.

During the fiscal years ended March 31, 2015 and March 31, 2014, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2015 and March 31, 2014 are approximately as follows:

2015	2014
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended March 31, 2015 and March 31, 2014 are approximately as follows:

2015	2014
$325,000	$225,000

In fiscal years 2015 and 2014, All Other Fees primarily consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit

Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2015 and 2014 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended March 31, 2015 and March 31, 2014 are approximately as follows:

2015	2014
$340,600	$243,400

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	May 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	May 22, 2015

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	May 22, 2015